UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 15, 2019

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-36132 (Commission File Number)	90-1005472 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares	PAGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders

The 2019 annual meeting of Class A, Class B and Class C shareholders (collectively, the “Shareholders”) of Plains GP Holdings, L.P. (“PAGP” or the “Partnership”) was held on May 15, 2019.  At the annual meeting, the Shareholders considered and voted on the following matters: (i) the election of two Class II directors to serve on the board of directors of PAA GP Holdings LLC until the 2022 annual meeting; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and Plains All American Pipeline, L.P.’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and (iii) the approval, on a non-binding advisory basis, of our named executive officer compensation.

The voting results for each matter presented at the PAGP annual meeting were as follows:

1.              The election of two Class II directors to serve on the board of directors of PAA GP Holdings LLC until the 2022 annual meeting.

Nominees	For	Withheld	Broker Non-Votes
1. Victor Burk	474,793,482	109,036,247	122,520,858
2. Gary R. Petersen	443,126,144	140,703,585	122,520,858

2.              The ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and Plains All American Pipeline, L.P.’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstained	Broker Non-Votes
679,069,548	26,580,175	700,864	-0-

3.              The approval, on a non-binding advisory basis, of our named executive officer compensation.

For	Against	Abstained	Broker Non-Votes
418,802,666	162,746,960	2,280,102	122,520,859

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAA GP HOLDINGS, L.P.

Date: May 16, 2019	By:	PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President